Exhibit 99

REGIS CORPORATION:

Mark Fosland – Vice President, Finance

(952) 806-1707

Alex Forliti – Director, Finance – Investor Relations

952-947-7781

For Immediate Release

REGIS REPORTS FOURTH QUARTER AND FISCAL YEAR 2007 RESULTS

– Fourth Quarter Earnings Exceed Guidance

MINNEAPOLIS, August 22, 2007 — Regis Corporation (NYSE:RGS), the global leader in the $150 billion hair care industry, today reported fourth quarter net income of $27.9 million, or $0.62 per diluted share, which exceeded the Company’s previously issued guidance of $0.53 to $0.60 per share.   Fourth quarter earnings included nine cents of benefit primarily related to actuarial adjustments to prior years’ workers’ compensation claim reserves.

On July 12, 2007, the Company reported revenues for the fourth quarter ended June 30, 2007 of $675 million, up 6.2 percent over the $636 million reported in the comparable period in fiscal 2006.  In the quarter, same-store service sales increased 0.9 percent and same-store total sales decreased 0.1 percent.

During the quarter, Regis added a net total of 254 locations. The Company constructed 85 locations and franchisees built an additional 75 locations. In addition, Regis acquired 213 salons (including 12 franchise buybacks).  The Company closed or relocated 107 corporate and franchise locations during the quarter.

Full-Year Results

For the full year, revenues totaled $2.6 billion, up 8 percent compared to $2.4 billion during fiscal year 2006. Same-store sales for the full year increased 0.2 percent. Net income was $83.2 million, or $1.82 per diluted share.  Net income results for the year were reduced by a $19.6 million, or $0.43 per diluted share, non-cash write-off for goodwill impairment related to the merger of the Company’s beauty school division with Empire Education.

“Fiscal year 2007 was the continuation of a very challenging period for the salon industry,” commented Paul D. Finkelstein, chairman and chief executive officer. “We remain as bullish as ever on the long-term prospects of Regis as well as the industry.  Our service business continues to improve.  The reality of the product business is that it is much more competitive today.  However, no other company in our industry has the resources that we have and we are determined to improve the profitability and growth of our product business.”

During the year, the Company added a net total of 550 locations. Regis constructed 422 locations and franchisees built 256 locations. The Company acquired 357 corporate locations (including 98 franchise buybacks).  Regis closed or relocated 387 corporate and franchised locations. As of June 30,

2007, Regis Corporation owned, franchised or held ownership interests in over 12,400 worldwide locations.

Fourth Quarter Non-Operational Detail

During the fourth quarter, Regis Corporation recorded nine cents of non-operational benefits and charges which are detailed below:

•                  A $7.5 million pre-tax benefit, or $0.11 per diluted share benefit from a favorable actuarial adjustment to workers’ compensation and insurance accruals related to reductions in prior years’ reserves.

•                  A $0.9 million pre-tax charge, or $0.01 per diluted share charge related to severance for two individuals.

•                  A $0.5 million pre-tax charge, or $0.01 per diluted share charge related to the sale and closing of five underperforming salons.

First Quarter 2008 Outlook

The following outlook pertains to the fiscal first quarter ending September 30, 2007:

•                  Earnings per diluted share are forecasted to be in a range of $0.43 to $0.49.

•                  Consolidated revenue is forecasted to grow four percent to five percent to a range of $665 million to $675 million compared to $639 million a year ago.

•                  Consolidated same-store sales are forecasted to be in a range of 0.0 to 2.0 percent.

Updated Fiscal Year 2008 Outlook

The following outlook pertains to the fiscal year ending June 30, 2008:

•                  Excluding accretion from future possible acquisitions, earnings per diluted share are forecasted to be in a range of $2.01 to $2.27.

•                  Excluding revenue from future possible acquisitions, consolidated revenue is forecasted to grow four percent to $2.7 billion.

•                  Consolidated same-store sales are forecasted to increase to a range of 1.0 to 3.0 percent.

Regis Corporation will host a conference call discussing fourth quarter and fiscal year results today, August 22, 2007 at 10:00 a.m., Central Time. Interested parties are invited to listen by logging on to www.regiscorp.com or dialing 800-218-0530. A replay of the call will be available through August 24, 2007. The replay phone number is 800-405-2236, access code 11091868#.

About Regis Corporation

Regis Corporation (NYSE:RGS) is the beauty industry’s global leader in beauty salons, hair restoration centers and cosmetology education. As of June 30, 2007, the Company owned, franchised or held ownership interests in over 12,400 worldwide locations.  Regis’ corporate and franchised locations operate under concepts such as Supercuts, Jean Louis David, Vidal Sassoon, Regis Salons, MasterCuts, Trade Secret, SmartStyle, Cost Cutters and Hair Club for Men and Women.  In addition, Regis maintains ownership interests in various other salon concepts such as Cool Cuts 4 Kids, and the Beauty Takashi and Beauty Plaza concepts in Japan.  System-wide, these and other concepts are located in the U.S. and in eleven other countries in North America, Europe and Asia. Regis also maintains a 50 percent ownership interest in Intelligent Nutrients, a joint venture that provides a wide variety of certified organic products for health and beauty.  For additional information about the company, including management’s current financial outlook and a reconciliation of non-GAAP financial information, please visit the Investor Information section of the corporate website at www.regiscorp.com. To join Regis Corporation’s email alert list, click on this link:

http://www.b2i.us/irpass.asp?BzID=913&to=ea&Nav=1&S=0&L=1

This press release contains “forward-looking statements” within the meaning of the federal securities laws, including statements concerning anticipated future events and expectations that are not historical facts. These forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward—looking statements in this document reflect management’s best judgment at the time they are made, but all such statements are subject to numerous risks and uncertainties, which could cause actual results to differ materially from those expressed in or implied by the statements herein. Such forward-looking statements are often identified herein by use of words including, but not limited to, “may,” “believe,” “project,” “forecast,” “expect,” “estimate,” “anticipate” and “plan.” In addition, the following factors could affect the Company’s actual results and cause such results to differ materially from those expressed in forward-looking statements. These factors include competition within the personal hair care industry, which remains strong, both domestically and internationally; price sensitivity; changes in economic conditions; changes in consumer tastes and fashion trends; labor and benefit costs; legal claims; risk inherent to international development (including currency fluctuations); the continued ability of the Company and its franchisees to obtain suitable locations for new salon development; governmental initiatives such as minimum wage rates, taxes and possible franchise legislation; the ability of the Company to successfully identify, acquire and integrate salons and beauty schools that support its growth objectives; the ability of the Company to maintain satisfactory relationships with suppliers; or other factors not listed above. The ability of the Company to meet its expected revenue growth is dependent on salon and beauty school acquisitions, new salon construction and same-store sales increases, all of which are affected by many of the aforementioned risks. Additional information concerning potential factors that could affect future financial results is set forth in the Company’s Annual Report on Form 10-K for the year ended June 30, 2006. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. However, your attention is directed to any further disclosures made in our subsequent annual and periodic reports filed or furnished with the SEC on Forms 10-K, 10-Q and 8-K and Proxy Statements on Schedule 14A.

(TABLES TO FOLLOW)

REGIS CORPORATION (NYSE: RGS)

CONSOLIDATED BALANCE SHEET

As of June 30, 2007 and 2006

(In thousands, except per share data)

	June 30,
	2007	2006
ASSETS
Current assets:
Cash and cash equivalents	$184,785	$135,397
Receivables, net	67,773	62,558
Inventories	196,582	193,999
Deferred income taxes	18,775	16,224
Other current assets	57,149	36,848
Total current assets	525,064	445,026

Property and equipment, net	494,085	483,764
Goodwill	812,383	778,228
Other intangibles, net	213,452	216,831
Other assets	87,130	61,475

Total assets	$2,132,114	$1,985,324

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Long-term debt, current portion	$223,352	$101,912
Accounts payable	74,532	70,807
Accrued expenses	240,748	233,496
Total current liabilities	538,632	406,215
Long-term debt and capital lease obligations	485,879	520,357
Other noncurrent liabilities	194,295	187,345
Total liabilities	1,218,806	1,113,917
Shareholders’ equity:
Common stock, $0.05 par value; issued and outstanding, 44,164,645 and 45,303,459 common shares at June 30, 2007 and 2006, respectively	2,209	2,266
Additional paid-in capital	178,029	232,284
Accumulated other comprehensive income	78,278	58,066
Retained earnings	654,792	578,791
Total shareholders’ equity	913,308	871,407
Total liabilities and shareholders’ equity	$2,132,114	$1,985,324

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REGIS CORPORATION (NYSE: RGS)

CONSOLIDATED STATEMENT OF OPERATIONS

 (In thousands, except per share data)

	(Unaudited)
	Three Months Ended June 30,		Year Ended June 30,
	2007	2006	2007	2006
Revenues:
Service	$469,357	$436,717	$1,793,802	$1,634,028
Product	185,141	179,175	752,280	718,942
Franchise royalties and fees	20,823	20,073	80,506	77,894
	675,321	635,965	2,626,588	2,430,864

Operating expenses:
Cost of service	265,022	247,849	1,014,781	928,515
Cost of product	92,414	93,074	380,492	371,018
Site operating expenses	45,866	49,900	208,101	199,602
General and administrative	85,982	78,011	328,644	294,092
Rent	102,226	95,869	382,820	350,926
Depreciation and amortization	33,741	34,687	124,137	115,903
Goodwill impairment	—	—	23,000	—
Terminated acquisition income, net	—	(39,370)	—	(33,683)
Total operating expenses	625,251	560,020	2,461,975	2,226,373

Operating income	50,070	75,945	164,613	204,491

Other income (expense):
Interest	(10,906)	(9,128)	(41,770)	(34,989)
Other, net	1,645	(2,351)	5,113	651

Income before income taxes	40,809	64,466	127,956	170,153

Income taxes	(12,934)	(22,951)	(44,786)	(60,575)

Net income	$27,875	$41,515	$83,170	$109,578

Net income per share:
Basic	$0.63	$0.92	$1.86	$2.43
Diluted	$0.62	$0.90	$1.82	$2.36

Weighted average common and common equivalent shares outstanding:
Basic	44,468	45,226	44,723	45,168
Diluted	45,256	46,259	45,623	46,400

Cash dividends declared per common share	$0.04	$0.04	$0.16	$0.16

REGIS CORPORATION (NYSE: RGS)

SELECTED CASH FLOW DATA

(In thousands)

	Years Ended June 30,
	2007	2006

Net cash provided by operating activities	$241,860	$281,685
Net cash used in investing activities	(193,049)	(280,665)
Net cash (used in) provided by financing activities	(6,425)	28,571
Effect of exchange rate changes on cash and cash equivalents	7,002	3,088
Increase in cash and cash equivalents	49,388	32,679
Cash and cash equivalents:
Beginning of year	135,397	102,718
End of year	$184,785	$135,397

REGIS CORPORATION (NYSE: RGS)

Salon / School / Hair Restoration Center Counts and Revenues

	June 30,	June 30,
	2007	2006
SYSTEM-WIDE LOCATIONS:

Company-owned salons	8,139	7,559
Franchise salons	3,742	3,774
Beauty career schools	56	54
Company-owned hair restoration centers	49	48
Franchise hair restoration centers	41	42
Ownership interest locations	389	191
Total, system-wide	12,416	11,668

SALON LOCATION SUMMARY

	June 30,	June 30,
	2007	2006
NORTH AMERICAN SALONS:
REGIS SALONS
Open at beginning of period	1,079	1,093
Salons constructed	17	38
Acquired	49	14
Less relocations	(14)	(16)
Salon openings	52	36
Conversions	(1)	—
Salons closed	(31)	(50)
Total, Regis Salons	1,099	1,079

MASTERCUTS
Open at beginning of period	642	636
Salons constructed	15	32
Acquired	—	—
Less relocations	(12)	(8)
Salon openings	3	24
Conversions	—	(2)
Salons closed	(16)	(16)
Total, MasterCuts Salons	629	642

TRADE SECRET
Company-owned salons:
Open at beginning of period	615	597
Salons constructed	20	33
Acquired	3	2
Franchise buybacks	—	5
Less relocations	(11)	(6)
Salon openings	12	34
Conversions	1	1
Salons closed	(15)	(17)
Total company-owned salons	613	615

	June 30,	June 30,
	2007	2006

Franchise salons:
Open at beginning of period	19	24
Salons constructed	—	—
Acquired	—	—
Less relocations	—	—
Salon openings	—	—
Franchise buybacks	—	(5)
Salons closed	—	—
Total franchise salons	19	19

Total, Trade Secret Salons	632	634

SMARTSTYLE/COST CUTTERS IN WAL-MART
Company-owned salons:
Open at beginning of period	1,739	1,497
Salons constructed	242	215
Acquired	—	—
Franchise buybacks	21	31
Less relocations	(2)	(2)
Salon openings	261	244
Conversions	—	1
Salons closed	—	(3)
Total company-owned salons	2,000	1,739

Franchise salons:
Open at beginning of period	164	184
Salons constructed	8	11
Acquired	—	—
Less relocations	—	—
Salon openings	8	11
Conversions	—	—
Franchise buybacks	(21)	(31)
Salons closed	—	—
Total franchise salons	151	164

Total, SmartStyle/Cost Cutters in Wal-Mart Salons	2,151	1,903

	June 30,	June 30,
	2007	2006
STRIP CENTERS
Company-owned salons:
Open at beginning of period	3,031	2,728
Salons constructed	101	180
Acquired	193	122
Franchise buybacks	72	104
Less relocations	(17)	(21)
Salon openings	349	385
Conversions	—	(2)
Salons closed	(63)	(80)
Total company-owned salons	3,317	3,031

Franchise salons:
Open at beginning of period	2,004	2,102
Salons constructed	135	135
Acquired (2)	—	—
Less relocations	(19)	(18)
Salon openings	116	117
Conversions	—	2
Franchise buybacks	(72)	(104)
Salons closed	(50)	(113)
Total franchise salons	1,998	2,004

Total, Strip Center Salons	5,315	5,035

INTERNATIONAL SALONS (1)
Company-owned salons:
Open at beginning of period	453	426
Salons constructed	25	33
Acquired	12	10
Franchise buybacks	4	2
Less relocations	(3)	(4)
Salon openings	38	41
Conversions	—	(2)
Salons closed	(10)	(12)
Total company-owned salons	481	453

Franchise salons:
Open at beginning of period	1,587	1,592
Salons constructed	110	111
Acquired (2)	—	—
Less relocations	(1)	—
Salon openings	109	111
Conversions	—	2
Franchise buybacks	(4)	(2)
Salons closed	(118)	(116)
Total franchise salons	1,574	1,587

Total, International Salons	2,055	2,040

	June 30,	June 30,
	2007	2006
TOTAL SYSTEM-WIDE SALONS:
Company-owned salons:
Open at beginning of period	7,559	6,977
Salons constructed	420	531
Acquired	257	148
Franchise buybacks	97	142
Less relocations	(59)	(57)
Salon openings	715	764
Conversions	—	(4)
Salons closed	(135)	(178)
Total company-owned salons	8,139	7,559

Franchise salons:
Open at beginning of period	3,774	3,902
Salons constructed	253	257
Acquired (2)	—	—
Less relocations	(20)	(18)
Salon openings	233	239
Conversions	—	4
Franchise buybacks	(97)	(142)
Salons closed	(168)	(229)
Total franchise salons	3,742	3,774

Total Salons	11,881	11,333

BEAUTY SCHOOLS
Open at beginning of period	54	24
Salons constructed	2	2
Acquired	1	30
Less relocations	(1)	(2)
Total Beauty Schools	56	54

HAIR RESTORATION CENTERS:
Company-owned hair restoration centers:
Open at beginning of period	48	41
Salons constructed	—	1
Acquired	1	1
Franchise buybacks	1	7
Less relocations	—	(1)
Salon openings	2	8
Sites closed	(1)	(1)
Total company-owned hair restoration centers	49	48

Franchise hair restoration centers:
Open at beginning of period	42	49
Salons constructed	3	—
Acquired	—	—
Less relocations	(2)	—
Salon openings	43	49
Franchise buybacks	(1)	—
Sites closed	(1)	(7)
Total franchise salons	41	42

Total Hair Restoration Centers	90	90

Ownership interest locations	389	191

Grand Total, System-wide	12,416	11,668

(1)    Canadian and Puerto Rican salons are included in the Regis Salons, Strip Center, MasterCuts and Trade Secret concepts and not included in the international salon totals.

(2)    Represents primarily the acquisition of franchise networks.

Relocations represent a transfer of location by the same salon concept. Conversions represent the transfer of one salon concept to another concept.

NOTE 1: REVENUES BY CONCEPT:

	For the Periods Ended June 30,
	Three Months		Twelve Months
(Dollars in thousands)	2007	2006	2007	2006
North American salons:
Regis	$124,703	$120,783	$498,577	$481,760
MasterCuts	42,310	43,066	174,287	174,674
Trade Secret(1)	57,248	63,005	253,250	262,862
SmartStyle	119,235	107,189	462,321	413,907
Strip Center(1)	202,473	191,354	776,995	703,345
Total North American salons	545,969	525,397	2,165,430	2,036,548
International salons(1)	76,194	64,249	253,430	220,662
Beauty schools	21,245	17,590	85,627	63,952
Hair restoration centers(1)	31,913	28,729	122,101	109,702
Consolidated revenues	$675,321	$635,965	$2,626,588	$2,430,864
Percent change from prior year	6.2%	7.2%	8.1%	10.8%
Salon same-store sales increase(2)	-0.1%	0.1%	0.2%	0.4%

(1)    Includes aggregate franchise royalties and fees of $20.8 and $20.1 million for the three months ended June 30, 2007 and 2006, respectively, and $80.5 and $77.9 million for the twelve months ended June 30, 2007 and 2006, respectively. North American salon franchise royalties and fees represented 48.4 and 50.1 percent of total franchise revenues in the three months ended June 30, 2007 and 2006, respectively, and 48.2 and 50.4 percent in the twelve months ended June 30, 2007 and 2006, respectively.

(2)    The Company began including hair restoration centers in its same-store sales calculation beginning with the third fiscal quarter of 2007.

NOTE 2: FINANCIAL INFORMATION BY SEGMENT:

Financial information concerning the Company’s salon, school and hair restoration businesses is shown in the following tables:

	For the Quarter Ended June 30, 2007
				Hair
	Salons		Beauty	Restoration	Unallocated
(Dollars in thousands)	North America	International	Schools	Centers	Corporate	Consolidated
Revenues:
Service	$389,024	$47,277	$18,991	$14,065	$—	$469,357
Product	146,857	19,521	2,254	16,509	—	185,141
Royalties and fees	10,088	9,396	0	1,339	—	20,823
	545,969	76,194	21,245	31,913	—	675,321
Operating expenses:
Cost of service	224,499	24,738	8,328	7,457	—	265,022
Cost of product	75,596	10,931	1,049	4,838	—	92,414
Site operating expenses	36,587	4,122	3,770	1,387	—	45,866
General and administrative	30,307	12,235	2,328	7,146	33,966	85,982
Rent	81,014	16,642	2,447	1,637	486	102,226
Depreciation and amortization	22,744	2,835	862	2,657	4,643	33,741
Total operating expenses	470,747	71,503	18,784	25,122	39,095	625,251
Operating income (loss)	75,222	4,691	2,461	6,791	(39,095)	50,070
Other income (expense):
Interest	—	—	—	—	(10,906)	(10,906)
Other, net	—	—	—	—	1,645	1,645
Income (loss) before income taxes	$75,222	$4,691	$2,461	$6,791	$(48,356)	$40,809

	For the Quarter Ended June 30, 2006
				Hair
	Salons		Beauty	Restoration	Unallocated
(Dollars in thousands)	North America	International	Schools	Centers	Corporate	Consolidated
Revenues:
Service	$368,292	$40,107	$15,933	$12,385	$—	$436,717
Product	147,055	15,413	1,657	15,050	—	179,175
Royalties and fees	10,050	8,729	—	1,294	—	20,073
	525,397	64,249	17,590	28,729	—	635,965
Operating expenses:
Cost of service	211,965	21,014	7,858	7,012	—	247,849
Cost of product	78,616	8,934	964	4,560	—	93,074
Site operating expenses	41,828	2,905	3,935	1,232	—	49,900
General and administrative	28,593	11,584	2,442	6,040	29,352	78,011
Rent	78,522	13,096	2,151	1,677	423	95,869
Depreciation and amortization	23,300	3,619	785	2,996	3,987	34,687
Terminated acquisition expenses (income)(1)	—	—	—	—	(39,370)	(39,370)
Total operating expenses	462,824	61,152	18,135	23,517	(5,608)	560,020
Operating income (loss)	62,573	3,097	(545)	5,212	5,608	75,945
Other income (expense):
Interest	—	—	—	—	(9,128)	(9,128)
Other, net	—	—	—	—	(2,351)	(2,351)
Income (loss) before income taxes	$62,573	$3,097	$(545)	$5,212	$(5,871)	$64,466

(1)   As a result of the termination of the merger agreement with Alberto-Culver, the Company recognized $50.0 million in income related to a termination fee, partially offset by $10.6 million in acquisition related expenses.

	For the Year Ended June 30, 2007
				Hair
	Salons		Beauty	Restoration	Unallocated
(Dollars in thousands)	North America	International	Schools	Centers	Corporate	Consolidated
Revenues:
Service	$1,512,287	$151,057	$76,556	$53,902	$—	$1,793,802
Product	614,377	65,675	9,071	63,157	—	752,280
Royalties and fees	38,766	36,698	—	5,042	—	80,506
	2,165,430	253,430	85,627	122,101	—	2,626,588
Operating expenses:
Cost of service	872,813	80,256	32,583	29,129	—	1,014,781
Cost of product	317,214	38,957	5,462	18,859	—	380,492
Site operating expenses	174,733	11,989	16,366	5,013	—	208,101
General and administrative	119,204	45,179	9,848	27,191	127,222	328,644
Rent	314,718	50,410	9,272	6,535	1,885	382,820
Depreciation and amortization	84,250	9,091	3,355	9,813	17,628	124,137
Goodwill impairment(1)	—	—	23,000	—	—	23,000
Total operating expenses	1,882,932	235,882	99,886	96,540	146,735	2,461,975
Operating income (loss)	282,498	17,548	(14,259)	25,561	(146,735)	164,613
Other income (expense):
Interest	—	—	—	—	(41,770)	(41,770)
Other, net	—	—	—	—	5,113	5,113
Income (loss) before income taxes	$282,498	$17,548	$(14,259)	$25,561	$(183,392)	$127,956

(1)   Operating income for the beauty school segment was reduced by $23.0 million for a non-cash write-off for goodwill impairment related to the merger of the Company’s beauty school segment with Empire Education.

	For the Year Ended June 30, 2006
				Hair
	Salons		Beauty	Restoration	Unallocated
(Dollars in thousands)	North America	International	Schools	Centers	Corporate	Consolidated
Revenues:
Service	$1,395,953	$133,323	$58,281	$46,471	$—	$1,634,028
Product	601,332	53,796	5,671	58,143	—	718,942
Royalties and fees	39,263	33,543	—	5,088	—	77,894
	2,036,548	220,662	63,952	109,702	—	2,430,864
Operating expenses:
Cost of service	806,024	71,110	24,757	26,624	—	928,515
Cost of product	316,980	32,168	4,278	17,592	—	371,018
Site operating expenses	175,039	9,755	10,272	4,536	—	199,602
General and administrative	108,362	41,963	8,270	23,254	112,243	294,092
Rent	293,571	42,756	6,999	6,215	1,385	350,926
Depreciation and amortization	80,011	9,348	2,610	9,908	14,026	115,903
Terminated acquisition income, net(1)	—	—	—	—	(33,683)	(33,683)
Total operating expenses	1,779,987	207,100	57,186	88,129	93,971	2,226,373
Operating income (loss)	256,561	13,562	6,766	21,573	(93,971)	204,491
Other income (expense):
Interest	—	—	—	—	(34,989)	(34,989)
Other, net	—	—	—	—	651	651
Income (loss) before income taxes	$256,561	$13,562	$6,766	$21,573	$(128,309)	$170,153

(1)   As a result of the termination of the merger agreement with Alberto-Culver, the Company recognized $50.0 million in income related to a termination fee, partially offset by $16.3 million in acquisition related expenses. Of the acquisition related expenses, $10.6 million was recognized during the fourth quarter of fiscal year 2006.

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